Exhibit 99.1

July 24, 2024

Liberty Media Corporation Announces Virtual Special Meeting of Stockholders and Expected Closing Date of Transaction with Sirius XM

ENGLEWOOD, Colo.--(BUSINESS WIRE)-- Liberty Media Corporation (“Liberty Media”) (Nasdaq: LSXMA, LSXMB, LSXMK, FWONA, FWONK, LLYVA, LLVYK) will hold a virtual special meeting of its Series A Liberty SiriusXM common stock (“LSXMA”) and Series B Liberty SiriusXM common stock (“LSXMB”) holders on Friday, August 23, 2024 at 10:15 a.m. M.T. At the special meeting, such stockholders will be asked to consider and vote on a proposal related to Liberty Media’s proposed transaction to separate the Liberty SiriusXM Group by means of a redemptive split-off into a separate company (“SplitCo”), following which SplitCo will subsequently combine with Sirius XM Holdings Inc. (“Sirius XM”) (the “Transactions”).

Information regarding the Transactions and matters on which holders of LSXMA and LSXMB are being asked to vote is available in the definitive proxy materials filed by Liberty Media with respect to the special meeting. Assuming satisfaction of all conditions to closing, the Transactions are expected to be completed on Monday, September 9, 2024.

Additional Special Meeting Details

The special meeting will be held via the Internet and will be a completely virtual meeting of holders of LSXMA and LSXMB. Such stockholders of record as of the record date for the special meeting will be able to attend the meeting, submit questions and vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2024SM. The record date for the special meeting is 5:00 p.m., New York City time, on July 17, 2024. Stockholders will need the 16-digit control number that is printed in the box marked by the arrow on the stockholder’s proxy card for the special meeting to enter the virtual special meeting website. A technical support number will become available at the virtual meeting link 10 minutes prior to the scheduled meeting time.

In addition, access to the special meeting will be available on the Liberty Media website. All interested persons should visit https://www.libertymedia.com/investors/news-events/ir-calendar to access the webcast. An archive of the webcast will also be available on this website after appropriate filings have been made with the SEC.

Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including certain statements relating to the Transactions and their proposed timing and other matters related to the Transactions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the Transactions. These forward-looking statements speak only as of the date of this communication, and Liberty Media expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Media’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Media, including its definitive proxy statement materials for the special meeting and its most recent Forms 10-K and 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty Media subsequently files with the SEC, for additional information about Liberty Media and about the risks and uncertainties related to Liberty Media’s business which may affect the statements made in this communication.

Additional Information

Nothing in this press release shall constitute a solicitation to buy or an offer to sell shares of common stock of Liberty Media, Sirius XM or SplitCo. The proposed offer and issuance of shares of SplitCo common stock in the Transactions will be made only pursuant to SplitCo’s effective registration statement on Form S-4, which includes a proxy statement of Liberty Media, prospectus of SplitCo, and information statement of Sirius XM. Liberty Media and Sirius XM stockholders and other investors are urged to read the registration statement, together with all relevant SEC filings regarding the transactions, and any other relevant documents filed as exhibits therewith, as well as any amendments or supplements to those documents, because they contain important information about the Transactions. The proxy statement/prospectus/information statement and other relevant materials for the proposed transaction will be provided to all LSXMA, LSXMB and Sirius XM stockholders. Copies of these SEC filings are available, free of charge, at the SEC's website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are available, without charge, by directing a request to Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (877) 772-1518 or Sirius XM Holdings Inc., 1221 Avenue of the Americas, 35th Floor, New York, New York 10021, Attention: Investor Relations, (212) 584-5100.

Participants in a Solicitation

Liberty Media anticipates that the following individuals will be participants (the "Liberty Media Participants") in the solicitation of proxies from holders of Liberty Media's LSXMA and LSXMB common stock in connection with the proposed transaction: John C. Malone, Chairman of the Liberty Media Board of Directors, Robert R. Bennett, Derek Chang, Brian M. Deevy, M. Ian G. Gilchrist, Evan D. Malone, Larry E. Romrell, and Andrea L. Wong, all of whom are members of the Liberty Media Board of Directors, Gregory B. Maffei, Liberty Media's President, Chief Executive Officer and Director, Brian J. Wendling, Liberty Media's Chief Accounting Officer and Principal Financial Officer, and Renee L. Wilm, Liberty Media’s Chief Legal Officer and Chief Administrative Officer. Information regarding the Liberty Media Participants, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the caption "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management of Liberty Media " contained in Liberty Media's definitive proxy statement on Schedule 14A (the "Liberty Media Proxy Statement"), which was filed with the SEC on July 23, 2024 and is available at: https://www.sec.gov/Archives/edgar/data/1560385/000110465924081952/tm243546-9_defm14a.htm. To the extent that certain Liberty Media Participants or their affiliates have acquired or disposed of security holdings since the "as of" date disclosed in the Liberty Media Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1560385&owner=exclude. Additional information regarding the Liberty Media Participants in the proxy solicitation and a description of their interests is contained in the Liberty Media Proxy Statement and other relevant materials filed with the SEC in respect of the Transactions. These documents can be obtained free of charge from the sources indicated above.

Sirius XM anticipates that the following individuals will be participants (the "Sirius XM Participants") in the solicitation of proxies from holders of Liberty Media's LSXMA and LSXMB common stock in connection with the proposed transaction: Gregory B. Maffei, Chairman of the Sirius XM Board of Directors, David A. Blau, Eddy W. Hartenstein, Robin P. Hickenlooper, James P. Holden, Evan D. Malone, James E. Meyer, Jonelle Procope, Michael Rapino, Kristina M. Salen, Carl E. Vogel and David Zaslav, all of whom are members of Sirius XM's Board of Directors, Jennifer Witz, Sirius XM's Chief Executive Officer and Director and Thomas D. Barry, Sirius XM's Chief Financial Officer. Information regarding the Sirius XM Participants, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the caption "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management of Sirius XM Holdings" contained in Sirius XM's Notice of Action by Written Consent and Information Statement (the “Sirius XM Information Statement”), which was filed with the SEC on July 23, 2024 and is available at: https://www.sec.gov/Archives/edgar/data/908937/000110465924081955/tm2419963-1_defm14c.htm. To the extent that certain Sirius XM Participants or their affiliates have acquired or disposed of security holdings since the "as of" date disclosed in the Sirius XM Information Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, which are available at: https://www.sec.gov/edgar/browse/?CIK=908937&owner=exclude. Additional information regarding certain of the Sirius XM Participants in the proxy solicitation and a description of their interests are contained in the Sirius XM Information Statement and other relevant materials filed with the SEC in respect of the Transactions. These documents can be obtained free of charge from the sources indicated above.

About Liberty Media Corporation

Liberty Media Corporation operates and owns interests in a broad range of media, communications, sports and entertainment businesses. Those businesses are attributed to three tracking stock groups: the Liberty SiriusXM Group, the Formula One Group and the Liberty Live Group. The businesses and assets attributed to the Liberty SiriusXM Group (NASDAQ: LSXMA, LSXMB, LSXMK) include Liberty Media’s interest in Sirius XM. The businesses and assets attributed to the Formula One Group (NASDAQ: FWONA, FWONK) include Liberty Media’s subsidiaries Formula 1 and Quint, and other minority investments. The businesses and assets attributed to the Liberty Live Group (NASDAQ: LLYVA, LLYVK) include Liberty Media’s interest in Live Nation and other minority investments.

Shane Kleinstein, 720-875-5432

Source: Liberty Media Corporation